SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Auburn Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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October 17, 2009

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Auburn Bancorp, Inc. (the “Company”).  The Company is the holding company of Auburn Savings Bank, FSB and our common stock is traded on the OTC Electronic Bulletin Board under the symbol “ABBB”.  The Annual Meeting will be held at the Hilton Garden Inn at 14 Great Falls Plaza in Auburn, Maine, at 2 p.m., Maine time, on Tuesday, November 17, 2009.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of our independent registered public accounting firm, Berry, Dunn, McNeil & Parker, will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors, the approval of the Auburn Bancorp, Inc. 2009 Equity Incentive Plan and the ratification of the appointment of Berry, Dunn, McNeil & Parker as the Company’s independent registered public accounting firm for fiscal year 2010. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors, “FOR” the approval of the Equity Incentive Plan, and “FOR” the ratification of the appointment of Berry, Dunn, McNeil & Parker as the Company’s independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

Allen T. Sterling
President and Chief Executive Officer

Auburn Bancorp, Inc.
256 Court Street
Auburn, Maine 04210
(207) 782-0400

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 17, 2009

Notice is hereby given that the Annual Meeting of Stockholders of Auburn Bancorp, Inc. (the “Company”) will be held at the Hilton Garden Inn at 14 Great Falls Plaza in Auburn, Maine, at 2 p.m., Maine time, on Tuesday, November 17, 2009.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three directors to the Board of Directors;

2.	The approval of the Auburn Bancorp, Inc. 2009 Equity Incentive Plan;

3.	The ratification of the appointment of Berry, Dunn, McNeil & Parker as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2010; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on October 14, 2009, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available at 256 Court Street, Auburn, Maine, for a period of 20 days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Claire D. Thompson
Chairman of the Board of Directors
October 17, 2009

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Auburn Bancorp, Inc.
256 Court Street
Auburn, Maine 04212
(207) 782-0400

ANNUAL MEETING OF STOCKHOLDERS
November 17, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Auburn Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Hilton Garden Inn at 14 Great Falls Plaza in Auburn, Maine, at 2 p.m., Maine time, on Tuesday, November 17, 2009, and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders, the Proxy Card and this Proxy Statement are first being mailed to stockholders on or about October 17, 2009.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.  If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.  However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.  The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on October 14, 2009 (the “Record Date”) are entitled to one vote for each share then held.  As of the Record Date, the Company had 503,284 shares of common stock issued and outstanding, 276,806 of which were held by Auburn Bancorp, M.H.C. (the “Mutual Holding Company”), and 226,478 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company’s shares will assure a quorum is present at the Annual Meeting.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the approval of the 2009 Equity Incentive Plan, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The approval of this matter requires the affirmative vote of a majority of the shares present and voting held by Minority Stockholders and by the affirmative vote of a majority of the total shares present and voting, in each case without regard to broker non-votes or proxies marked ABSTAIN.

As to the ratification of Berry, Dunn, McNeil & Parker as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above.  If the Mutual Holding Company votes all of its shares in favor of the election of the three nominees proposed by the Board of Directors and in favor of the ratification of Berry, Dunn, McNeil & Parker as the Company’s independent registered public accounting firm, the approval of each such proposals would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the number of shares of the Company’s Common Stock beneficially owned as of October 14, 2009 by (i) beneficial owners of more than 5% of the Common Stock, (ii) each person who is an executive officer or a director on October 14, 2009 and each nominee for election as a director, and (iii) the current directors and executive officers of the Company as a group. Unless otherwise noted, this information has been provided by the persons named in the table.

Name	Number of Shares (9)		Percentage of Shares Outstanding
Beneficial Owners of more than 5% of Common Stock
Auburn Bancorp, MHC 256 Court Street Auburn, Maine 04212	276,806	(1)	55.0%
Directors, Nominees and Executive Officers
Bonnie G. Adams	200		*
Martha L. Adams	619	(2)	*
Peter E. Chalke	1,000		*
Thomas J. Dean	—		*
Rachel A. Haines	205	(3)	*
Jason M. Longley	83		*
M. Kelly Matzen	200		*
Sharon A. Millett	2,500	(4)	*
Bruce M. Ray	3,719	(5)	*
Philip R. St. Pierre	2,400	(6)	*
Allen T. Sterling	2,672	(7)	*
Claire D. Thompson	1,500	(8)	*
All directors and executive officers as a group (12 persons)	15,098		3.0%
________________
(1)
The Board of Directors of the Mutual Holding Company, which consists of the same individuals who are directors of the Company, directs the voting of the shares of the Company’s common stock held by the Mutual Holding Company.

(2)	Shares owned jointly with Ms. Adams’ spouse.
(3)	Shares owned jointly with Ms. Haines’ spouse.
(4)	Shares owned jointly with Ms. Millett’s spouse.
(5)	Shares held through Mr. Ray’s IRA.
(6)	Includes 400 shares owned jointly with Mr. St. Pierre’s spouse.
(7)	Shares held through Mr. Sterling’s IRA.
(8)	Includes 500 shares owned by Ms. Thompson’s spouse as to which Ms. Thompson disclaims beneficial ownership.

*	Represents less than 1%.

(9)
Includes 596 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 16,181 shares of common stock, or 3.22% of the shares of common stock outstanding, owned by Auburn Savings Bank, FSB Employee Stock Ownership Plan and Trust.  Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees.  Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight members.

The Company’s bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected.  The Board of Directors of the Company has nominated as directors, Thomas J. Dean, Peter E. Chalke and Sharon A. Millett, each to serve for a three-year term and until their respective successors have been elected and shall qualify. Each of the three nominees is currently a member of the Board of Directors.

The table below sets forth certain information as of October 14, 2009 regarding the composition of the Company’s Board of Directors, including the terms of office of members of the Board of Directors.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine.  At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected.  Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Name	Position(s) Held With the Company	Age	Director of the Bank Since
NOMINEES FOR DIRECTOR
Peter E. Chalke	Director	60	1998
Thomas J. Dean	Director	46	2009
Sharon A. Millett	Director	61	2004
OTHER DIRECTORS
Directors with terms ending in 2010
Bonnie G. Adams	Director	61	1998
Claire D. Thompson	Chairperson, Director	58	1984
Directors with terms ending in 2011
M. Kelly Matzen	Director	62	2001
Allen T. Sterling	President and Chief Executive Officer and Director	56	2008
Philip R. St. Pierre	Vice Chairperson, Director	54	1995

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Bruce M. Ray	Senior Vice President and Senior Loan Officer	60	—
Martha L. Adams	Senior Vice President and Operations Officer	45	—
Rachel A. Haines	Senior Vice President and Treasurer	42	—
Jason M. Longley	Vice President and Commercial Loan Officer	29	—

The business experience for the past five years for each nominee for election as a director, for each person who is currently a director and will continue to be a director following the Annual Meeting, and each executive officer is as follows:

Nominees for Director

Peter E. Chalke is the President and Chief Executive Officer of Central Maine Medical Center and Central Maine Healthcare.  Mr. Chalke has served as a director of the Bank since 1998 and of the Company since its formation in 2008.

Thomas J. Dean is the Chief Financial Officer of Futureguard Building Products Inc. where he has worked since 2005.  Prior to that, he worked as a Chief Financial Officer for Sapphire Management, LLC, Hurwitz Group Inc. and Acadia Business Group Inc.  He also worked as Senior Auditor for State Street Corporation and Brown Brothers Harriman & Co.

Sharon A. Millett is President and Owner of Millett Realty, Inc., a commercial and residential real estate firm, where she has worked since 1989.  She is Chairperson of the Board of St. Mary’s Health System, the Maine Association of Realtors, the Maine Real Estate Information System and the National Association of Realtors.  Ms. Millett has served as a director of the Bank since 2004 and of the Company since its formation in 2008.

Other Directors

Bonnie G. Adams retired as a small business owner in the travel industry in 2003.  Since then, she has served as Director of Major Gifts and Annual Giving for Maine Public Broadcasting from 2003 to 2004 and as a hotel manager from 2004 to 2007.  Ms. Adams is currently the personal representative for Bo-Ed, Inc., a commercial real estate developer. Ms. Adams has served as a director of the Bank since 1998 and of the Company since its formation in 2008.

Claire D. Thompson is a CPA and shareholder at Austin Associates, PA, where she has worked since 1982.  Ms. Thompson has served as a director of the Bank since 1984, as Chairperson of the Bank since 1998 and as a director and Chairperson of the Company since its formation in 2008.

M. Kelly Matzen is a Senior Partner at the law firm of Trafton & Matzen, LLP, where he has worked since 1973.  He is a director and Vice Chair of the Finance Authority of Maine.  Mr. Matzen has served as a director of the Bank since 2001 and of the Company since its formation in 2008.

Allen T. Sterling has served as President and Chief Executive Officer of the Bank since June 1996 and as a director of the Bank and the Company since 2008. Prior to joining the Bank, Mr. Sterling was the Chief Financial Officer of Skowhegan Savings Bank, in Skowhegan, Maine, from 1973 to 1994.

Philip R. St. Pierre has owned and operated Victor News Company Inc., a convenience store located in Lewiston, Maine, since 1984.  Mr. St. Pierre has served as a director of the Bank since 1995, as Vice Chairperson of the Bank since 2001 and as a director of the Company since its formation in 2008.

Executive Officers Who Are Not Directors

Bruce M. Ray has served as Senior Vice President and Senior Loan Officer since 1997.  Prior to 1997, he served as Vice President and Lender at Mechanics Savings Bank from 1980 to 1996 and as Mortgage Loan Officer at Skowhegan Savings Bank from 1972 to 1980.

Martha L. Adams has served as Senior Vice President and Operations Officer since 2005, and has been employed at the Bank since December 2000.

Rachel A. Haines has served as Senior Vice President and Treasurer since 2005, and has been employed at the Bank since April 1986.

Jason M. Longley has served as Commercial Loan Officer since 2005 and as Vice President since 2007, and has been employed at the Bank since 2005.  Prior to joining the Bank, Mr. Longley was a Commercial Loan Analyst at Mechanic’s Savings Bank in Auburn, Maine from 2003 to 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the Securities and Exchange Commission (“SEC”) pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock.  SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis.  Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2009.

Board Independence

The Board of Directors has determined that, except for Mr. Sterling, each member of the Board of Directors is an “independent director” within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards.  Mr. Sterling is not considered independent because he serves as an executive officer of the Company.

References to our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. During the fiscal year ended June 30, 2009, the Board of Directors of the Bank met 12 times.

In connection with the formation of Auburn Bancorp, Inc., the Board of Directors established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

The Audit Committee consists of Claire D. Thompson (Chairperson), Sharon A. Millett, Thomas J. Dean and Philip R. St. Pierre. The Audit Committee is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the board. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq. The Board of Directors of the Company has designated Claire D. Thompson and Thomas J. Dean as audit committee financial experts under the rules of the Securities and Exchange Commission. The Company’s Audit Committee operates under a written charter, which governs its composition, responsibilities and operations, and which is available on the Company’s web site at www.auburnsavings.com.

The Compensation Committee consists of Peter E. Chalke (Chairperson), M. Kelly Matzen and Sharon A. Millett. The Compensation Committee is responsible for determining the compensation of our Chief Executive Officer and our other executive officers, or for recommending the compensation of such persons to the full Board of Directors for approval.  Under its charter, the Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members.  The Compensation Committee may seek recommendations regarding the amount or form of compensation to directors and members of senior management, but may not delegate final determination of compensation to members of senior management to anyone other than the Compensation Committee or the Board of Directors.  Allen T. Sterling, as President and Chief Executive Officer, recommends raises for senior staff members other than himself to the Compensation Committee, which reviews those recommendations and then seeks approval of the full Board of Directors.  Each member of the Compensation Committee is independent in accordance with the listing standards of the Nasdaq. The Compensation Committee operates under a written charter, which governs its composition, responsibilities and operations, and which is available on the Company’s web site at www.auburnsavings.com.

The Nominating and Corporate Governance Committee consists of M. Kelly Matzen (Chairperson), Peter E. Chalke and Bonnie G. Adams. The Nominating and Corporate Governance Committee is responsible for selecting director nominees, or recommending the selection of director nominees to the full Board of Directors, and for developing and recommending corporate governance principles for Auburn Bancorp, Inc. as a whole.  Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of the Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter, which governs its composition, responsibilities and operations, and which is available on the Company’s web site at www.auburnsavings.com.

Currently, all of the Directors of the Company also serve on the Board of Directors of the Bank. The Bank’s Board of Directors has also established five additional committees—the Asset and Liability Committee, the Community Reinvestment Committee, the Marketing Committee, the Compliance Committee and the Loan Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever served as an officer or employee of the Company or the Bank.

No executive officer of the Company served (i) as a member of the Compensation Committee of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) as a member of the Compensation Committee of another entity, one of whose executive officers served as a director of the Company.

Director Nomination Process

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) is responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board, and recommending that the Board select the director nominees for election at each annual meeting of stockholders.

Before recommending a nominee for election to the Board of Directors, the Nominating Committee must be satisfied that the nominee meets certain minimum qualifications set forth in its charter, including the highest personal and professional integrity, demonstrated exceptional ability and judgment, and a willingness and ability to represent all of the stockholders of the Company. The Company’s By-laws also specify that no person seventy-five (75) years of age shall be eligible for election, re-election, appointment or re-appointment.  This age limit does not apply to any director serving on August 15, 2008.

The Nominating Committee will also recommend that the Board select nominees to help ensure that a majority of the Board of Directors meets the independence standards established by the Board, that each of the Audit, Compensation and Nominating Committees are comprised entirely of independent directors, and that at least one member of the Audit Committee qualifies as an audit committee financial expert, as defined under the federal securities laws.  In addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors from time to time, the Nominating Committee will consider all facts and circumstances that it deems appropriate or advisable when recommending that the Board of Directors select nominees for director.

The Nominating Committee will identify candidates for election to the Board of Directors through any or all of the following sources: non-employee directors, the Chief Executive Officer and other executive officers of the Company, third-party search firms, or any other source it deems appropriate.  Candidates are evaluated based upon their backgrounds and interviews with members of the Nominating Committee.  The Nominating Committee evaluates all proposed candidates for director in the same manner, without regard to whether the nominee has been recommended by a stockholder or otherwise.  Upon identifying qualified candidates to become members of the Board of Directors, the Nominating Committee recommends that the Board of Directors nominate the candidate to be elected at the next annual meeting of the stockholders.

The Nominating Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Nominating Committee candidates for election to the Board of Directors must do so in writing.  The recommendation should be sent to the attention of Corporate Secretary, Auburn Bancorp, Inc., 256 Court Street, P.O. Box 3157, Auburn, Maine 04212, who will forward the recommendation to the Nominating Committee. The recommendation must set forth (i) the name and address of record of the stockholder, (ii) the class and number of shares of stock of the Company beneficially owned by such stockholder, and (iii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in the Company’s proxy statement as a nominee for election to the Board and to serving as a director, if elected.

Stockholders also have the right under our by-laws to nominate directly director candidates, without any action or recommendation on the part of the Nominating Committee of the Board of Directors by following the procedures set forth in the section entitled “Stockholder Proposals” below.

Communications with the Board of Directors

The Company’s stockholders may send communications to the Board of Directors or to individual members by writing to them, in care of Corporate Secretary, Auburn Bancorp, Inc., 256 Court Street, P.O. Box 3157, Auburn, Maine 04212, who will forward the communication to the intended director or directors.  If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meetings

The Company’s policy is to encourage attendance by all directors at annual meetings of stockholders. All but one of the then current directors attended last year’s Annual Meeting of Stockholders.

Code of Ethics

The Company has adopted a Code of Ethics, as defined under the federal securities laws. The Code of Ethics applies to all directors, officers and employees of the Company, the MHC and the Bank. The Company filed a copy of the Code of Ethics with the SEC as Exhibit 14.0 to its Annual Report on Form 10-K for the fiscal year ended June 30, 2009.  The Code of Ethics addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Directors’ Compensation

Each non-employee director of the Company and the Bank receives $390 per meeting of the Board of Directors, except for the Chairperson, who receives $525 per meeting and the Vice Chairperson, who receives $415 per meeting. Directors also receive annual retainers for their service on the Board of Directors of the Company equal to $2,500 for each non-employee director, except for the Chairperson, who receives an annual retainer of $5,000 and the Vice Chairperson, who receives an annual retainer of $3,500.  In addition, each member of a committee of either the Company or the Bank receives $200 per meeting, except that Ms. Thompson, as Chair of the Audit Committee, receives $250 for each meeting of the Audit Committee, Mr. Chalke, as Chair of the Compensation Committee, receives $225 for each meeting of the Compensation Committee, and Mr. Matzen, as Chair of the Nominating Committee, receives $225 for each meeting of the Nominating Committee.  Ms. Thompson and Mr. St. Pierre, who are members of the Bank’s ALCO and Marketing Committees, respectively, also receive $200 for each meeting of those committees.  Ms. Adams and Mr. Chalke receive $200 for each Nominating Committee meeting.  Ms. Millett and Mr. Dean receive $200 for each Audit Committee meeting. Directors do not receive per meeting fees for any meeting that they do not attend.  In the event that the Board of Directors of the Company meets immediately before or after a meeting of the Bank’s Board of Directors, the directors will not receive compensation with respect to the Company Board meeting.

The following table provides compensation information for each director of the Bank for the fiscal year ended June 30, 2009.  Allen T. Sterling, who has served as a director of the Bank, the Company and the Mutual Holding Company since the reorganization and stock offering in August 2008, did not serve as a director of the Bank during the fiscal year ended June 30, 2009.

Name	Fees Earned or Paid in Cash	All Other Compensation (1)	Total
Bonnie G. Adams	$5,873	$20	$5,893
August M. Berta	3,596	20	3,616
Peter E. Chalke	3,598	20	3,618
Thomas J. Dean	494	20	514
M. Kelly Matzen	5,493	20	5,513
Sharon A. Millett	6,848	20	6,868
Philip R. St. Pierre	8,625	20	8,645
Claire D. Thompson	9,926	20	9,946
____________________
(1)	The Bank makes payments for travel accident and felonious assault insurance coverage for each director, which totaled $20 in fiscal 2009.

Executive Compensation

Summary Compensation Table. The following table sets forth for the fiscal years ended June 30, 2009 and 2008 certain information as to the total remuneration paid by the Bank to its Chief Executive Officer, who is the only executive officer to receive annual compensation in excess of $100,000.

Name and principal position	Fiscal Year	Salary	Bonus	All Other Compensation		Total
Allen T. Sterling President and Chief Executive Officer	2008	$103,469	$2,074	$6,599	(1)	$112,142
	2009	109,324	—	8,764	(2)	118,088
____________________
(1)
Consists of employer matching contributions under the Auburn Savings & Loan 401(k) Plan of $1,025, and premiums for medical, life, disability, travel accident and felonious assault insurance of $5,574.

(2)
Consists of employer matching contributions under the Auburn Savings & Loan 401(k) Plan of $2,095, premiums for medical, life, disability, travel accident and felonious assault insurance of $4,906, and the fair market value of $1,763 at June 30, 2009 for shares of common stock and cash allocated pursuant to the employee stock ownership plan for Mr. Sterling.

Bonus Plan

The Bank maintains an incentive program to reward employees when the Bank meets or exceeds the performance criteria determined annually by the Board of Directors.  All employees who have satisfactorily completed one year of employment and who were in the employ of the Bank as of fiscal year-end are eligible to participate in the performance bonus system.  Incentive payments are paid at the discretion of the Board of Directors.  The Board of Directors may, at any time, vote to suspend or amend the incentive program if they feel it is necessary for the prudent operation of the Bank to do so.  No bonus was paid for fiscal 2009.

Employment Agreements

In connection with the August 2008 reorganization of the Bank into the mutual holding company form of organization, the Bank entered into an employment agreement with Mr. Sterling.  In September 2008, Mr. Sterling’s base salary was increased from $103,700 to $109,900.  The employment agreement provides for a two-year initial term, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date.  The agreement provides for Mr. Sterling’s participation in discretionary bonus and other incentive compensation programs sponsored or awarded from time to time to senior management employees.  The agreement also provides for Mr. Sterling’s participation in employee benefit plans and programs maintained for the benefit of employees generally, including retirement and stock-based compensation plans, life insurance and medical and dental insurance plans.

Upon termination of employment for cause, as defined in the agreement, Mr. Sterling will receive no further compensation or benefits under the agreement. If Mr. Sterling is terminated without cause, or if he resigns within 90 days after an event constituting “good reason” under the agreement, he will receive a lump sum payment in an amount equal to his base salary for one year.  Mr. Sterling may also continue to participate in the Bank’s medical, dental and life insurance plans for the twelve calendar months following such termination, subject to the terms and conditions of such plans.

“Good reason” exists under the agreement if, without Mr. Sterling’s express written consent, any of the following occur: (i) a material reduction in Mr. Sterling’s responsibilities or authority in connection with his employment with the Bank; (ii) assignment to Mr. Sterling of duties of a non-executive nature or duties for which he is not reasonably equipped by his skills and experience; (iii) failure to nominate or re-nominate Mr. Sterling to the Board; (iv) a reduction in salary or benefits contrary to the terms of the agreement or, any reduction in salary or material reduction in benefits following a change in control; (v) a termination of incentive and benefit plans, programs or arrangements that materially reduce their aggregate value, or reduction of Mr. Sterling’s participation, that is not applicable to other executive officers; (vi) a requirement that Mr. Sterling relocate his principal business office or his principal place of residence outside of a thirty-five mile radius from the current main office and any branch of the Bank, or the assignment of duties that would reasonably require such a relocation; or (vii) liquidation or dissolution of the Bank.  A reduction or elimination of Mr. Sterling’s benefits under one or more benefit plans, programs or arrangements as part of a good faith, overall reduction or elimination of such plans or benefits, applicable to all participants in a manner that does not discriminate against Mr. Sterling, is not an event of good reason or a material breach of the agreement, if benefits of the same type are not available to other officers of the Bank or any affiliate under a plan or plans in or under which Mr. Sterling is not entitled to participate.

If, within one year following a “change in control,” we terminate Mr. Sterling without cause, or if he resigns for good reason as defined above, he will receive a lump sum payment in an amount equal to two times his average taxable compensation (as reported on Form W-2) for the five preceding years.  Mr. Sterling may also continue to participate in the Bank’s medical, dental and life insurance plans until the earliest of Mr. Sterling’s death, employment with another employer or 24 months after his termination.  If Mr. Sterling had been terminated in connection with a change of control on June 30, 2009, he would have been entitled to a severance payment of $192,187 under the terms of his proposed employment agreement.

A “change in control” means any of the following: (i) a merger of Auburn Bancorp, Inc. into or consolidation with another entity, or the merger of another corporation into Auburn Bancorp, Inc. if Auburn Bancorp, Inc. stockholders before the merger or consolidation hold less than a majority of the combined voting power of the resulting corporation immediately after the merger; (ii) a Schedule 13D or another form or schedule discloses that the filing person or persons acting in concert (other than Auburn Bancorp, MHC) is the beneficial owner of 25% or more of a class of Auburn Bancorp, Inc.’s voting securities; (iii) during any two-year period, individuals who constitute the Board of Directors at the beginning of the period and any directors elected by at least 2/3 of those directors no longer constitute at least a majority of the Board of Directors; or (iv) the Company or the Bank sells to a third party all or substantially all of its assets.  The conversion of the MHC from mutual to stock form, i.e., a “second step conversion,” is not a “change in control” for purposes of the agreement.

The agreement provides for the reduction of change in control payments to Mr. Sterling to the extent necessary to ensure that they will not constitute or contribute to the creation of “excess parachute payments” under Section 280G of the Internal Revenue Code, and therefore will not (i) result in a loss of our deduction for compensation expense associated with such excess parachute payments, or (ii) be subject to the 20% excise tax imposed on such payments under Section 4999 of the Internal Revenue Code.

We are required to pay Mr. Sterling for reasonable costs and attorneys’ fees associated with the successful legal enforcement of our obligations under the employment agreement. Upon termination of employment other than involuntary termination in connection with a change in control, Mr. Sterling will be required to adhere to one-year non-competition and non-solicitation provisions.

Other than the employment agreement with Mr. Sterling described above, the Company has not entered into any agreements providing for payments to with any Named Executive Officer upon his or her resignation, retirement or other termination or in connection with a change in control of the Company.

Benefit Plans

401(k) Plan. The Bank maintains the Auburn Savings & Loan 401(k) Plan, which is a tax-qualified profit sharing plan (including a tax-exempt trust in which plan assets are held) with a salary deferral feature under Section 401(k) of the Code (the “401(k) Plan”). All employees (excluding non-resident aliens and certain union employees) who have attained age 21 and have completed three months of employment are eligible to participate. Under the 401(k) Plan, participants are permitted to make salary reduction contributions in any amount from a minimum of 2% to a maximum of 15% of covered compensation. For these purposes, “covered compensation” consists of wages reported on federal income tax form W-2, with all pre-tax contributions added, subject to the annual limits imposed under the Internal Revenue Code ($245,000 for 2009). The Bank may make matching contributions with respect to a plan year in an amount determined by the Bank in its discretion, subject to the annual limits imposed by the Internal Revenue Code.  Employer matching contributions vest at a rate of 20% per year and are fully vested after five years.  All employee contributions and earnings thereon are fully and immediately vested. A participant may request withdrawal of salary reduction contributions (and associated earnings) in the event the participant suffers a financial hardship. The 401(k) Plan permits loans to participants, subject to the limits and security requirements imposed by the Internal Revenue Code. The 401(k) Plan permits employees to direct the investment of their own accounts into the various investment options available under the 401(k) Plan. Participants are entitled to benefit payments upon termination of employment, including termination due to normal retirement, disability or death. Benefits will be distributed in the form of lump sum.

Employee Stock Ownership Plan. In connection with the reorganization and stock offering, the Bank adopted an employee stock ownership plan for eligible employees of the Bank. Eligible employees who have attained age 21 and have been employed by us for three months on August 15, 2008 are eligible to participate in the plan. Thereafter, new employees of the Bank who have attained age 21 and completed 1,000 hours of service during a continuous 12-month period will be eligible to participate in the employee stock ownership plan as of the first entry date following completion of the plan’s eligibility requirements.

The Bank’s Board of Directors will administer the employee stock ownership plan and has appointed the members of the Compensation Committee of the Company, as constituted from time to time, to serve as the trustees of the employee stock ownership plan.  The employee stock ownership plan purchased 17,262 shares of common stock in the stock offering, equal to 3.43% of the shares of common stock sold in the stock offering. The employee stock ownership plan funded its purchase in the stock offering through a loan from the Company. The loan was equal to $172,620, 100% of the aggregate purchase price of the common stock. The loan to the employee stock ownership plan will be repaid principally from the Bank’s contributions to the employee stock ownership plan and dividends payable, if any, on common stock held by the employee stock ownership plan over the fifteen-year term of the loan. The interest rate for the employee stock ownership plan loan is 5.0% per annum.

Shares purchased by the employee stock ownership plan with the proceeds of the employee stock ownership plan loan will be held in a suspense account and released on a pro rata basis as the loan is repaid. Shares released from the suspense account will be allocated among participants on the basis of each participant’s proportional share of compensation.

Participants will vest in the benefits allocated under the employee stock ownership plan at a rate of 20% per year for each year of continuous service with the Bank over a five-year period, with credit given to participants for years of service with the Bank prior to the adoption of the plan.  A participant will become fully vested at retirement, upon death or disability or upon termination of the employee stock ownership plan. Benefits are generally distributable upon a participant’s separation from service. Any unvested shares that are forfeited upon a participant's termination of employment will be reallocated among the remaining plan participants.

Plan participants will be entitled to direct the plan trustees on how to vote common stock credited to their accounts. The trustees will vote allocated shares held in the employee stock ownership plan as instructed by the plan participants and unallocated shares and allocated shares for which no instructions are received will be voted in the same ratio on any matter as those shares for which instructions are given, subject to the fiduciary responsibilities of the trustees.

Under applicable accounting requirements, compensation expenses for a leveraged employee stock ownership plan is recorded at the fair market value of the employee stock ownership plan shares when committed to be released to participants accounts.

The employee stock ownership plan is intended to meet the requirements of Section 401(a) of the Internal Revenue Code as an employee stock ownership plan within the meaning of Section 4975(e) and to satisfy the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended. We intend to request a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the employee stock ownership plan.  We have requested a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the employee stock ownership plan.  We expect, but cannot guarantee, that a favorable determination letter will be received.

Related Party Transactions

The Company complies with and operates in a manner consistent with legislation regulating extensions of credit to or for the benefit of its directors and executive officers, such that any such extensions of credit (i) are made on terms that are substantially the same as, and follow credit underwriting procedures that are not less stringent than, those prevailing for comparable transactions with persons unaffiliated with the Company and that do not involve more than the normal risk of repayment or present other unfavorable features, and (ii) do not exceed certain limitations on the amount of credit extended to such persons, individually and in the aggregate, which limits are based, in part, on the amount of the Bank’s capital. In addition, extensions of credit in excess of certain limits must be approved by the Bank’s Board of Directors.

Certain directors and officers of the Company and the Bank and members of their immediate family are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business.  In addition, certain of the directors are at present, as in the past, also directors, officers or stockholders of corporations or members of partnerships that are customers of the Bank and have transactions with the Bank in the ordinary course of business.  Such transactions for the directors and officers of the Company and the Bank and their families and with such corporations and partnerships were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

Loans and Extensions of Credit

The aggregate amount of loans by the Bank to its executive officers and directors, and members of their immediate families, was $303,000 at June 30, 2009. As of that date, these loans were performing according to their original terms. At June 30, 2008, the aggregate amount of loans by the Bank to its executive officers and directors, and members of their immediate families, was $599,000. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features. Each loan was ratified by a majority of the Bank’s independent directors who did not have an interest in the transactions.

Deposits

Deposits from the Bank’s executive officers and directors, and members of their immediate families, held by the Bank at June 30, 2009, 2008 and 2007 amounted to $1.0 million, $1.6 million and $1.4 million, respectively.

PROPOSAL 2—APPROVAL OF THE AUBURN BANCORP, INC.
2009 EQUITY INCENTIVE PLAN

           The Board of Directors has adopted, subject to stockholder approval, the Auburn Bancorp, Inc. 2009 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of Auburn Bancorp and Auburn Savings Bank with additional incentives to promote the growth and performance of Auburn Bancorp.  Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The Equity Incentive Plan complies with the regulations of the Office of Thrift Supervision. However, the Office of Thrift Supervision does not endorse or approve the Equity Incentive Plan in any way.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

A.	General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to Participants of up to 32,058 shares of Company common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that no more than 24,660 shares may be issued or delivered in the aggregate pursuant to the exercise of stock options, and no more than 7,398 shares may be issued or delivered pursuant to restricted stock awards.

The Equity Incentive Plan will be administered by the members of Auburn Bancorp’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan.  The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan.  The Equity Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of Auburn Bancorp the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.  Awards intended to be “performance-based” under Section 162(m) of the Code must be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

B.	Eligibility

Employees and directors of Auburn Bancorp or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

C.	Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant.  Awards may be granted in a combination of incentive and non-qualified stock options or restricted stock, as follows:

Stock Options.  A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted.  Fair market value for purposes of the Equity Incentive Plan means the final sales price of Auburn Bancorp’s common stock as reported on the OTC Bulletin Board on the date in question, or if Auburn Bancorp’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Auburn Bancorp common stock occurred, and without regard to after-hours trading activity.  The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Code, if it cannot be determined in the manner described above.  Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code.  Only employees are eligible to receive incentive stock options.  Outside directors may only receive non-qualified stock options under the Equity Incentive Plan.  Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashiers check, (ii) by tendering stock of Auburn Bancorp owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing.  The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration.  Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement.  Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Prohibition Against Repricing of Stock Options.  The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Exercise Price of Stock Options.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the Equity Incentive Plan means the final sales price of Company’s common stock as reported on the OTC Bulletin Board on the date the option is granted, or if the Company’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity.  The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.

D.	Limitation on Awards Under the Equity Incentive Plan

The following limits apply to awards under the Equity Incentive Plan:

●
the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to the exercise of stock options is 6,165 shares (or 25% of all shares of stock available for stock option awards under the Equity Incentive Plan), all of which may be issued during any calendar year;

●
the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to restricted stock awards is 1,849 shares (or 25% of all shares of stock available for restricted stock awards under the Equity Incentive Plan), all of which may be issued during any calendar year;

●
the maximum number of shares of stock that may be issued or delivered to any one individual non-employee director pursuant to the exercise of stock options, in the aggregate, shall be 1,233 shares (or 5% of all shares of stock available for stock option awards) under the Equity Incentive Plan, and the maximum number of shares that may be issued or delivered to any one individual non-employee director pursuant to restricted stock awards, in the aggregate, shall be 369 shares (or 5% of all shares of stock available for restricted stock awards under the Equity Incentive Plan); and

●
The maximum number of shares of stock that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options shall be 7,398 shares (or 30% of all shares of stock available for stock option awards under the Equity Incentive Plan), and the maximum number of shares that may be issued or delivered to all non-employee directors in the aggregate pursuant to restricted stock awards shall be 2,219 shares (or 30% of all shares of stock available for restricted stock awards under the Equity Incentive Plan).

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Auburn Bancorp (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

E.	Performance Features

General. A U.S. income tax deduction for Auburn Bancorp will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit.  The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation.  The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders' equity; cash return on average stockholders' equity; return on average tangible stockholders' equity; cash return on average tangible stockholders' equity; core earnings; operating income; operating efficiency ratio; net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Auburn Bancorp as a whole or of any one or more subsidiaries or business units of Auburn Bancorp or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by section 162(m) of the Code.

F.	Vesting of Awards

If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Auburn Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, or involuntary termination of employment or service following a change in control, and provided that no awards may vest at a rate exceeding 20% per year, commencing one year after the date of grant.

G.	Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of Auburn Bancorp, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when: (a) any person is or becomes the beneficial owner, directly or indirectly, of securities of Auburn Bancorp representing 25% or more of the combined voting power of Auburn Bancorp’s then outstanding voting securities; (b) the Incumbent Directors (as defined in the Equity Incentive Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Incentive Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving Auburn Bancorp and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined in the Equity Incentive Plan as an Excluded Transaction, or the stockholders of Auburn Bancorp approve a plan of complete liquidation of Auburn Bancorp, or a sale, liquidation or other disposition of all or substantially all of the assets of Auburn Bancorp or Auburn Savings Bank is consummated; or (d) a tender offer is made for 25% or more of the outstanding voting securities of Auburn Bancorp and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of Auburn Bancorp have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) a Potential Change in Control (as defined in the Equity Incentive Plan) occurs, and the Board of Directors determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a change in control for purposes of the Equity Incentive Plan.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Auburn Bancorp or its affiliate or subsidiary; any material violation of one or more of Auburn Bancorp’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Auburn Bancorp’s business or reputation, its affiliates and/or its subsidiaries.

If Auburn Bancorp is required to prepare an accounting restatement due to the material noncompliance of Auburn Bancorp, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Auburn Bancorp the amount of any payment in settlement of an award earned or accrued during the twelve- month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Auburn Bancorp for all or any part of the amount of any payment in settlement of any award granted hereunder.

H.	Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

I.	Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this annual meeting.  The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan.  At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

J.	Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Auburn Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Auburn Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Auburn Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Auburn Bancorp will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Auburn Bancorp will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. Auburn Bancorp may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by Auburn Bancorp.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Auburn Bancorp suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” Auburn Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and restricted stock.

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the grant or allocation of awards.  It is the intent of the Board of Directors to fund all restricted stock awards granted under the Equity Incentive Plan through repurchases of Company common stock, subject to market and regulatory conditions.

K.	Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of the majority of the shares cast, excluding shares of common stock owned by Auburn Bancorp, MHC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Berry, Dunn, McNeil & Parker to be the Company’s independent registered public accounting firm for the 2010 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. Stockholder ratification of the selection of Berry, Dunn, McNeil & Parker is required by the Company’s Bylaws. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Berry, Dunn, McNeil & Parker for the Company’s fiscal year ending June 30, 2010. A representative of Berry, Dunn, McNeil & Parker is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

The Board of Directors is submitting the selection of Berry, Dunn, McNeil & Parker as the Company’s independent registered public accounting firm to the stockholders for ratification pursuant to the Company’s bylaws and as a matter of good corporate practice.  If the stockholders fail to ratify the selection of Berry, Dunn, McNeil & Parker, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Audit Fees.  During the past two fiscal years the fees billed for professional services rendered by Berry, Dunn, McNeil & Parker  (the “Independent Auditor”) for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q were $88,124 for 2009 and $153,893 (1) for 2008.

Audit-Related Fees.  During the fiscal years ended June 30, 2009 and 2008, there were aggregate fees of $6,752 and $13,929 (2), respectively, billed for professional services by the Independent Auditor that were reasonably related to the performance of the audit.

Tax Fees.  During the past two fiscal years the fees billed for professional services by the Independent Auditor for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $9,590 for 2009 and $13,096 (3) for 2008.

All Other Fees.  There were no other fees billed during the fiscal year ended June 30, 2009 or 2008. The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The Audit Committee concluded that performing such services in fiscal 2009 did not affect the independent registered public accounting firm’s independence in performing its function as auditor of the Company.

(1)	Includes $84,532 for audit work related to the Company’s Registration Statement on Form S-1.
(2)	Includes $11,964 for issuance of a comfort letter and audit-related work in connection with the reorganization and stock offering.
(3)	Includes $6,200 related to Berry, Dunn, McNeil & Parker’s state tax opinion on the reorganization and stock offering.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All audit and non-audit services for the past two fiscal years were pre-approved by the Audit Committee.

In order to ratify the selection of Berry, Dunn, McNeil & Parker as the independent registered public accounting firm for the 2010 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification.

The Board of Directors recommends a vote “FOR” the ratification of Berry, Dunn, McNeil & Parker, as independent registered public accounting firm for the 2010 fiscal year.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2009 with the Company’s management.  The Audit Committee has discussed with Berry, Dunn, McNeil & Parker, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has received the written disclosures and the letter from Berry, Dunn, McNeil & Parker required by Rule 3526 of the Public Company Accounting Oversight Board and has discussed with Berry, Dunn, McNeil & Parker its independence.  Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

Submitted by the Audit Committee for fiscal 2009

Claire D. Thompson,
Sharon A. Millett,
Thomas J. Dean and
Philip R. St. Pierre

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 256 Court Street, Auburn, Maine 04212, no later than June 19, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The by-laws of the Company provide that any stockholder proposal (including director nominations) intended to be presented at the Company’s 2009 Annual Meeting must be received in writing by the Company at the address above not less than thirty (30) days before the date fixed for such meeting; provided, however, that in the event that less than forty (40) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include (a) a brief description of the proposal desired to be brought before the annual meeting and (b) the name and address of such shareholder and the class and number of shares of the Holding Company which are owned of record or beneficially by such shareholder.  In the case of nominations to the Board, certain information regarding the nominee must be provided.  See the section entitled “Director Nomination Process” above.  Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The date on which the next Annual Meeting of Stockholders is expected to be held is November 16, 2010. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2010 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 17, 2010.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company.  In addition to the solicitation of proxies by mail, the Company will request that banks, brokers and other holders of record send proxies and material to the beneficial holders of Company common stock and secure their voting instructions. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.  In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.  The Company has retained Laurel Hill Advisory Group, LLC to assist the Company in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $3,500, plus reasonable expenses for these services.

The Company’s 2009 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to Rachel A. Haines at the address set forth immediately below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2009, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO RACHEL A. HAINES, SENIOR VICE PRESIDENT AND TREASURER, AUBURN BANCORP, INC., 256 COURT STREET, AUBURN, MAINE 04212, OR CALL AT (207) 782-0400.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Auburn Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the 2009 Annual Report to Stockholders, are each available on the internet at http://www.cfpproxy.com/6534.

BY ORDER OF THE BOARD OF DIRECTORS

Claire D. Thompson
Chairman of the Board

Auburn, Maine
October 17, 2009

APPENDIX A

AUBURN BANCORP, INC.

2009 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1            Purpose, Effective Date and Term.  The purpose of the Auburn Bancorp, Inc. 2009 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Auburn Bancorp, Inc. (the “Company”), and its Subsidiaries, including Auburn Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan is November 17, 2009, which is the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2            Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3            Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4            Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1            General.  Any Award under the Plan may be granted singularly, in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)           Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

 (b)           Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2            Stock Options.

(a)           Grant of Stock Options.  Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)           Terms and Conditions.  A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including:  (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by personal, certified or cashiers’ check; (iv) by other property deemed acceptable by the Committee; or (v) by any combination thereof.  The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

(c)           Required Regulatory Provisions.  Notwithstanding any provision herein to the contrary, Employees who are executive officers of the Bank or Company and Directors of the Bank or Company who have been awarded Stock Options under the Plan must exercise or forfeit their Stock Options in the event that the Bank or the Company (i) becomes critically undercapitalized (as defined in 12 C.F.R. Section 565.4), (ii) is subject to Office of Thrift Supervision enforcement action, or (iii) receives a capital directive under 12 C.F.R. Section 565.7.

Section 2.3            Restricted Stock.

(a)           Grant of Restricted Stock.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award;  (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Auburn Bancorp, Inc. dated [Date], made pursuant to the terms of the Auburn Bancorp, Inc. 2009 Equity Incentive Plan, copies of which are on file at the executive offices of Auburn Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)            Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)           Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)           Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4            Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)           Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)             basic earnings per share;

(ii)            basic cash earnings per share;

(iii)           diluted earnings per share;

(iv)          diluted cash earnings per share;

(v)            net income or net income before taxes;

(vi)           cash earnings;

(vii)          net interest income;

(viii)         non-interest income;

(ix)           general and administrative expense to average assets ratio;

(x)            cash general and administrative expense to average assets ratio;

(xi)           efficiency ratio;

(xii)          cash efficiency ratio;

(xiii)         return on average assets;

(xiv)         cash return on average assets;

(xv)          return on average stockholders' equity;

(xvi)         cash return on average stockholders' equity;

(xvii)        return on average tangible stockholders' equity;

(xviii)       cash return on average tangible stockholders' equity;

(xix)          core earnings;

(xx)           operating income;

(xxi)          operating efficiency ratio;

(xxii)         net interest rate margin or net interest rate spread;

(xxiii)        growth in assets, loans, or deposits;

(xxiv)       loan production volume;

(xxv)        non-performing loans;

(xxvi)       cash flow;

(xxvii)      strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)     any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Adjustments.  Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5            Vesting of Awards.  Awards under the Plan shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting one year after the date of grant.  If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, or Involuntary Termination of Employment following a Change in Control).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

Section 2.6            Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7           Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8.           Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.   Unless otherwise provided in an Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)           In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)           Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.  Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)           Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)           Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1            Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2            Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Thirty Two Thousand and Fifty Eight (32,058) shares of Stock.  The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Twenty-Four Thousand Six Hundred Sixty (24,660) shares of Stock.  The maximum number of shares of Stock that may be issued as Restricted Stock Awards is Seven Thousand Three Hundred Ninety-Eight (7,398) shares of Stock.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of a Stock Option or Restricted Stock, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option or Restricted Stock is granted or denominated.  To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted  hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

(c)           Amount Limitation for ISOs.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Company (or any parent or Subsidiary), shall not exceed $100,000.

Section 3.3            Limitations on Grants to Individuals.

(a)           Employee Awards.  The maximum number of shares of Stock, in the aggregate, that may be covered by  any one or more Awards of Stock Options and/or Restricted Stock to any one Employee pursuant to Section 3.2 shall not exceed twenty-five percent (25%) of all shares of stock that are available for award under the Plan.  All such Awards may be granted during any one calendar year.

(b)           Director Awards.  The maximum number of shares of Stock, in the aggregate, that may be covered by one or more Awards of  Stock Options, and/or Restricted Stock to any one individual non-Employee Director pursuant to Section 3.2 shall not exceed five percent (5%) of all shares of Stock that are available for award under the Plan.  In addition, the maximum number of shares of Stock that may be covered by any one or more Awards of Stock Options  and/or Restricted Stock granted to all non-Employee Directors, in the aggregate, pursuant to Section 3.2 shall not exceed thirty percent (30%) of all shares of Stock that are available for award under the Plan.

Section 3.4            Corporate Transactions.

(a)           General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options  and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options or Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5            Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1            Consequence of a Change in Control.  Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(c) shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)           In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2            Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the MHC, the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)           the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)           a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)           a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e)           a Potential Change in Control occurs, and the Board determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a “second-step” conversion of the MHC to stock form, unless otherwise provided in the Award Agreement.  In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1            Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2            Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)           the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (including accelerating awards in the event of a “second-step” conversion of the MHC to stock form).

(b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3            Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4            Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5            Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1            General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1            No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2            Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3            Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4            Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5            Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6            Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7            Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8            Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under SFAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9            Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10          Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11          Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12          No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maine without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the State of Maine, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16          Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17          Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1            In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)           “Board” means the Board of Directors of the Company.

(e)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)           “Committee” means the Committee acting under Article 5.

(j)           “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)           “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)            If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)           “Excluded Transaction” means (I) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (II) a second-step conversion of the MHC.

(q)           “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)           “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)            the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)           if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)          if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder.  For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(s)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u)           “Incumbent Directors” means:

(I)            the individuals who, on the date hereof, constitute the Board; and

(II)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w)          “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)           “MHC” means Auburn Bancorp, MHC.

(y)           “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(z)            “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(aa)         “Potential Change in Control” means:

(I)            the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(II)           one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Home Owners’ Loan Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(III)          a proxy statement soliciting proxies from stockholders of the Company is filed or distributed, seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(bb)         “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(cc)          “SEC” means the United States Securities and Exchange Commission.

(dd)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ee)          “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ff)           “Stock” means the common stock of the Company, $0.10 par value per share.

(gg)         “Stock Option” means an ISO or a Non-Qualified Option.

(hh)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(ii)            “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)            The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section (ll), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)          If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV)          A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ii), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(VI)          With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(jj)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(kk)          “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2            In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean Maine time;

(f)           “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)           the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY AUBURN BANCORP, INC.
			For	With-hold	For All Except
ANNUAL MEETING OF STOCKHOLDERS — NOVEMBER 17, 2009	1.	The election as directors of all nominees listed below: (except as marked to the contrary below):

The undersigned hereby appoints Bonnie G. Adams, Claire D. Thompson, M. Kelly Matzen, Allen T. Sterling and Philip R. St. Pierre, and each of them individually, with full powers of substitution to act as Proxy for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Hilton Garden Inn at 14 Great Falls Plaza in Auburn, Maine, on Tuesday, November 17, 2009, at 2:00 p.m., local time. The Proxy is authorized to cast all votes to which the undersigned is entitled as follows:

Peter E. Chalke, Thomas J. Dean and Sharon A. Millett

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	The approval of the Auburn Bancorp, Inc. 2009 Equity Incentive Plan.

		For	Against	Abstain
3.	The ratification of Berry, Dunn, McNeil & Parker as the Company’s independent registered public accounting firm for the fiscal year ending June 30,
2010

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said Proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

Please be sure to date and sign this proxy card in the box below.	Date
		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.	→
Sign above

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

AUBURN BANCORP, INC.'S PROXY STATEMENT, INCLUDING THE NOTICE OF
THE ANNUAL MEETING AND THE 2009 ANNUAL REPORT TO
STOCKHOLDERS, ARE EACH AVAILABLE ON THE INTERNET
AT WWW.CFPPROXY.COM/6534

Detach above card, sign, date and mail in postage paid envelope provided.
AUBURN BANCORP, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The above-signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated October 17, 2009, and the audited financial statements of the Company for the fiscal year ended June 30, 2009. The undersigned hereby confers upon the Proxy discretionary authority (i) to consider and act upon such matters, other than the business set forth herein, as may properly come before the Annual Meeting for which the Company did not receive timely notice of the matter in accordance with the Company’s by-laws; (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling, with good cause, to serve; and (iii) with respect to such other matters upon which discretionary authority may be conferred.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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